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[TECHTEAM LOGO]                                                      NEWSRELEASE
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                                                             NASDAQ/NM -- "TEAM"
                                                             -------------------


FOR IMMEDIATE RELEASE, Thursday, December 1, 2005


TECHTEAM GLOBAL AND FORD MOTOR COMPANY ANNOUNCE THREE-YEAR RENEWAL OF GLOBAL SUPPORT SERVICE CONTRACT

FORD MOTOR COMPANY RENEWS CONTRACT WITH TECHTEAM TO PROVIDE GLOBAL DESKTOP SUPPORT SERVICES


SOUTHFIELD, MICHIGAN, December 1, 2005...TECHTEAM GLOBAL, INC., (Nasdaq:
"TEAM"), a worldwide provider of information technology (IT) and business process outsourcing support services, today announced a three-year contract renewal with FORD MOTOR COMPANY to provide single point of contact (SPOC) support services for clients who utilize Ford Motor Company's IT products and services. This contract encompasses help-desk support, desktop support, and program management services for Ford Motor Company, Ford Financial, and Ford Motor Company's Premier Auto Group. Additionally, the Ford supplier base receives help-desk support on supplier-used applications. The SPOC program staff, which is managed by Ford, is distributed throughout North America and Europe and the Support Centers handle support-related requests from Ford Motor Company locations around the globe.

The SPOC process enables Ford Motor Company end users and suppliers to rely on one, single point of contact for the resolution of all IT support incidents, which are resolved, tracked, and analyzed using common global best practices. SPOC deliverables include vendor accountability, a sharpened focus on incident avoidance, increased customer satisfaction, and substantial cost savings for Ford Motor Company and its entities.

"TechTeam and Ford have developed a strong partnership through 22 years of building a SPOC program that enables us to deliver continual support improvements while lowering costs," stated William F. Coyro, Jr., President and Chief Executive officer of TechTeam Global, Inc. "We are honored to have such a close partnership with Ford and its exceptional IT services staff, and are pleased to continue supporting its end users and suppliers around the world."

Further information regarding this contract renewal will be provided in the Company's current report on Form 8-K to be filed by December 1, 2005.

TECHTEAM GLOBAL, INC. is a worldwide provider of information technology and business process outsourcing services to Fortune 1000 corporations, multinational companies, product providers, small and mid-sized companies, and government entities. TechTeam's ability to integrate computer services into a flexible, total single-point-of-contact (SPOC) solution is a key

                                   -- More --


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27335 West 11 Mile Road, Southfield, Michigan 48034 o Telephone (248) 357-2866 o
                     Fax (248) 357-2570 o www.techteam.com


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[TECHTEAM LOGO]                                                      NEWSRELEASE
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element of its success. Partnerships with some of the world's best-in-class corporations provide TechTeam with unique expertise and experience in providing information technology support solutions, including diversified IT outsourcing services, government technology services, IT consulting and systems integration, technical staffing, and learning services. For information about TechTeam
Global, Inc. and its outstanding services call (800) 522-4451 or visit www.techteam.com. TechTeam's common stock is traded on the Nasdaq National
Market under the symbol "TEAM." Headquartered in Southfield, Michigan, TechTeam also has locations in Dearborn, Michigan; Davenport, Iowa; Chantilly and Herndon, Virginia; Portsmouth, Rhode Island; Bethesda and Germantown, Maryland; Brussels and Gent, Belgium; Uxbridge, United Kingdom; Cologne, Germany; Gothenburg, Sweden; and Bucharest, Romania.

SAFE HARBOR STATEMENT

The statements contained in this press release that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the growth of the Company's core business, revenue, and earnings performance going forward, management of overhead expenses, productivity, and operating expenses. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Such factors include, but are not limited to delays in the implementation of the service model developed for the renewal contract business, the inability of TechTeam to staff the project with sufficient qualified resources, changes in the customer's business or the requirements thereof, unanticipated problems that arise from the transition from the customer's former service model, difficulties in providing the service solutions for the customer which includes products or services delivered by the customer, the Company or the customer 's subcontractors or technology vendors. All forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review all aspects of the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission, including Management's Discussion and Analysis, and the risks described therein from time to time.

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
CONTACTS:
TECHTEAM GLOBAL, INC.                 TECHTEAM GLOBAL, INC.     TECHTEAM GLOBAL, INC.
James M. Hoen                         David W. Morgan           Tami Schultz
Vice President, Sales and Marketing   Vice President and        Global Account Manager
-- North America                      Chief Financial Officer   (248) 357-2866
(248) 357-2866                        (248) 357-2866            tschultz@techteam.com
jhoen@techteam.com                    dmorgan@techteam.com


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27335 West 11 Mile Road, Southfield, Michigan 48034 o Telephone (248) 357-2866 o
                     Fax (248) 357-2570 o www.techteam.com